UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-8689

                              The Nevis Fund, Inc.
               (Exact name of registrant as specified in charter)
                                    --------


                              1119 St. Paul Street
                               Baltimore, MD 21202
               (Address of principal executive offices) (Zip code)

                         Forum Shareholder Services, LLC
                                                   P.O. Box 446
                           Portland, Maine 04112-0446
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-877-44-NEVIS

                      Date of fiscal year end: May 31, 2004

                   Date of reporting period: November 30, 2003










Item 1.    Reports to Stockholders.


                          [The Nevis Fund Logo Omitted]

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                NOVEMBER 30, 2003
                                   (UNAUDITED)

                                TABLE OF CONTENTS

Letter to Shareholders.......................................................  1

Manager's Discussion and Analysis............................................  2

Statement of Net Assets......................................................  3

Statement of Operations......................................................  5

Statements of Changes in Net Assets..........................................  6

Financial Highlights.........................................................  7

Notes to Financial Statements................................................  8

LETTER TO SHAREHOLDERS                                      THE NEVIS FUND, INC.
December 30, 2003
Dear Fellow Shareholder:

The Nevis Fund's Net Asset Value ("NAV") increased from $9.85 per share on May 31, 2003 to $13.07 per share on November 30, 2003, a gain of 32.69%. This return compares to an increase of 24.65% for the Russell 2000 Index, an increase of 23.14% for the NASDAQ Composite Index and an increase of 10.80% for the S&P 500 Index.

The U.S. economic recovery appears to be gaining momentum. Our field visits with company managements confirm that business activity is accelerating, albeit at a modest pace. Managements cite clear evidence that buyers have greater authorization to purchase goods and services today than they did a year ago. Indeed, on the whole our companies are experiencing a steady increase in sequential revenues and a corresponding increase in backlogs. This is obviously good news and bodes well for the future earnings streams of our portfolio companies. Companies have spent much of the last three years streamlining their expenses and cutting costs. We expect that our companies could possibly experience disproportionately strong earnings growth relative to their revenue growth because their expense structures contain varying degrees of operating leverage.

We have seen firsthand the impact this recession has had on inventories. The dramatic slowdown in capital equipment purchases over the last two years has enabled purchasing managers to buy goods on a just-in-time basis. This works to the advantage of the buyers as they are able to maximize their capital utilization and cash flow. At the same time, however, inventories by definition are minimized because demand does not exceed supply. This condition leads us to speculate about one potential economic scenario that could materialize--that the economy grows with artificial and perhaps unsustainable rapidity for a period of time as manufacturing inventories get replenished. While we are not projecting this outcome, we see signs that it could occur. And should it occur, we will try to determine the real growth rates of our companies while at the same time, watching closely the valuations accorded them.

We have seen some stocks perform extremely well this year over very short periods of time. We expect to continue to see some sharp increases in value as this market recovers from its 2002 lows. We will use these moves to maximize our time-weighted returns and to re-invest in more attractively valued companies. Our purchase and subsequent trimming of Avid Technologies this year is a good example of this phenomenon. We purchased Avid in April for $24.52 per share. Given our projected revenue and earnings growth rates, we had an initial price target of $50 per share within 18 months of our purchase. The stock surpassed our target within six months and we concluded that we should sell a portion of our holding. Avid's two recent earnings reports have exceeded both Wall Street's and our own expectations, so we are not altogether surprised by its strong stock performance. However, we are mindful that Avid's share price is much more expensive today by any conventional form of measurement and therefore, leaves less margin for error in upcoming earnings reports. We are confident that Avid will continue its strong growth, but we will likely also continue to use it as a source of cash going forward to fund new ideas that in our opinion, contain more attractive risk reward characteristics.

We note that through the first six months of this fiscal year we have purchased ten new holdings and sold nine in their entirety. This is a higher level of portfolio turnover than we have experienced in some past years and is a direct result of our finding a greater number of what we believe to be exciting investment opportunities. The Fund's turnover may rise in the short term if valuations, in our opinion, warrant realizing gains.


Thank you for your patience and support.

Sincerely,



/s/ David R. Wilmerding, III                                  /s/ Jon C. Baker
----------------------------                                  ----------------
David R. Wilmerding, III                                      Jon C. Baker

MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

For the six months ended November 30, 2003

The Nevis Fund started fiscal year 2003 with 24 equity holdings and held 25 as of the semi-annual period ended November 30, 2003. During the course of the six months we made purchases of the following ten new holdings: Advanced Digital Information, Alvarion, Aspect Communications, Aspen Technology, Bentley Pharmaceuticals, Computer Network Technology, KVH Industries, Opsware, Scientific Games, and Stellent. Additionally, we added to our positions in ActivCard, Ditech Communications, and Imax.

During this six month period we sold the following nine holdings in their entirety: Alvarion, Clarus, Clear Channel, Crown Holdings, Ditech Communications, Microstrategy, Parametric Technology, Tibco and Trimble Navigation. Additionally, we sold partial amounts from the positions in companies that we either held in the fund during the six months or purchased during the six months and continue to hold in the fund, including: American Tower, Avid Technology, Connetics, Providian Financial, Tweeter Home Entertainment Group and WebMD.

The Nevis Fund's Net Asset Value (NAV) increased from $9.85 per share on May 31, 2003 to $13.07 per share on November 30, 2003, an increase of 32.69%. This return compares to an increase of 24.65% for the for the Russell 2000 Index, an increase of 23.14% for the NASDAQ Composite Index and an increase of 10.80% for the S&P 500 Index.

The Nevis Fund had a net realized and unrealized gain of approximately $9,909,000 for the six month period from May 31, 2003 through November 30, 2003. The largest single positive contribution to the Fund's performance, as measured on the basis of realized and unrealized gains and losses over the six month period from May 31, 2003 through November 30, 2003, came from Primus which increased approximately $2,534,000 over this period. The top five companies contributing positively to the Fund's performance over this six month period, as measured on the basis of realized and unrealized gains, were Primus, Scientific Games, Aspect Telecom, Dick's Sporting Goods and Armor Holdings. These five holdings accounted for approximately $5,834,000 of the Fund's total realized and unrealized gains. The largest single negative contribution to the Fund's performance, as measured on the basis of realized and unrealized gains and losses over the six month period from May 31, 2003 through November 30, 2003, came from Bentley Pharmaceuticals, Inc., which represented approximately $385,000 of the Fund's total realized and unrealized losses for the period. The top five companies contributing negatively to the Fund's performance over this six month period, as measured on the basis of realized and unrealized gains, were Bentley Pharmaceuticals, Inc., Activcard, Aspen Technology, Opsware and Clarus Corp. These five holdings accounted for approximately $932,000 of the Fund's total realized and unrealized losses for the period.

THE FUND'S CONCENTRATED POSITIONS OFTEN TRANSLATE INTO HIGHER INDUSTRY WEIGHTINGS THAN INDICES TYPICALLY HAVE, THEREBY RESULTING IN RETURNS THAT DEVIATE FROM THE INDICES.

As of November 30, 2003, the Fund had $30,003 in unrealized losses (000) and $72,579 in accumulated tax loss carry forwards (000).


STATEMENT OF NET ASSETS                                                                                         THE NEVIS FUND, INC.
November 30, 2003                                                                                                        (Unaudited)


                                                                                                                          Market
                                                                                                                           Value
                                                                                              Shares                       (000)
                                                                                             --------                    -----------

COMMON STOCK 97.7%
AEROSPACE & DEFENSE 4.3%
   Armor Holdings*                                                                            68,700                     $  1,666
------------------------------------------------------------------------------------------------------------------------------------
BIOLOGICAL PRODUCTS 4.9%
   Connetics*                                                                                106,550                        1,881
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES 3.5%
   American Tower, Cl A*                                                                     118,978                        1,354
------------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & SERVICES 8.0%
   ActivCard*                                                                                206,121                        1,791
   Advanced Digital Information*                                                              84,948                        1,289
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            3,080
------------------------------------------------------------------------------------------------------------------------------------
DRUGS 2.7%
   Bentley Pharmaceuticals*                                                                   85,368                        1,046
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS 4.4%
   Vicor*                                                                                    147,975                        1,702
------------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT 10.2%
   Avid Technology*                                                                            7,967                          421
   Imax*                                                                                     170,000                        1,346
   Scientific Games, Cl A*                                                                   130,979                        2,130
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            3,897
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES 3.0%
   Providian Financial*                                                                      100,072                        1,131
------------------------------------------------------------------------------------------------------------------------------------
MEASURING DEVICES 13.6%
   Flir Systems*                                                                              50,424                        1,738
   Ionics*                                                                                    62,526                        2,010
   KVH Industries*                                                                            47,350                        1,493
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            5,241
------------------------------------------------------------------------------------------------------------------------------------
RETAIL 8.2%
   Dick's Sporting Goods*                                                                     36,022                        1,894
   Tweeter Home Entertainment Group*                                                         150,000                        1,254
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            3,148
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-BUSINESS SERVICES 6.4%
   Opsware*                                                                                  180,078                        1,386
   Wind River Systems*                                                                       163,248                        1,063
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            2,449
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-COMPUTER INTEGRATED SYSTEMS DESIGN 2.6%
   Computer Network Technology*                                                               99,937                          994
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-COMPUTER PROCESSING & DATA PREPARATION 3.8%
   WebMD*                                                                                    158,996                        1,455
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-COMPUTER PROGRAMMING SERVICES 10.7%
   Primus Knowledge Solutions*                                                               704,000                        3,133
   Stellent*                                                                                 100,000                          987
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            4,120
------------------------------------------------------------------------------------------------------------------------------------

                     The accompanying notes are an integral part of the financial statements.


STATEMENT OF NET ASSETS                                                                                         THE NEVIS FUND, INC.
November 30, 2003 (Concluded)                                                                                            (Unaudited)

                                                                                                                          Market
                                                                                                                           Value
                                                                                              Shares                       (000)
                                                                                             --------                    ----------

SERVICES-PREPACKAGED SOFTWARE 7.6%
   Aspect Communications*                                                                    131,425                     $  1,935
   Aspen Technology*                                                                         128,467                          988
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            2,923
------------------------------------------------------------------------------------------------------------------------------------
WHOLESALE 3.8%
   Central Garden & Pet*                                                                      55,528                        1,472
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (Cost $67,562)                                                                                                          37,559
------------------------------------------------------------------------------------------------------------------------------------
CASH EQUIVALENT 2.1%
   SEI Daily Income Trust                                                                    797,204                          797
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (Cost $797)                                                                                                                797
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.8%
   (Cost $68,359)                                                                                                          38,356
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES:
   Investment Advisory Fee Payable                                                                                            (45)
   Other Assets and Liabilities, Net                                                                                          136
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES 0.2%                                                                                        91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.0%                                                                                                 $  38,447
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Paid in Capital (unlimited authorization-- no par value)
     based on 2,941,149 outstanding shares of beneficial interest                                                       $ 165,879
   Accumulated net investment loss                                                                                           (244)
   Accumulated net realized loss on investments                                                                           (97,185)
   Net unrealized depreciation on investments                                                                             (30,003)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.0%                                                                                                 $  38,447
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                                                $      13.07
------------------------------------------------------------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
CL-- CLASS


                     The accompanying notes are an integral part of the financial statements.


STATEMENT OF OPERATIONS (000)                                                                                   THE NEVIS FUND, INC.
For the six month period ended November 30, 2003 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest Income                                                                                                    $    3
    Dividend Income                                                                                                         2
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                                                                     5
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (See Note 4)                                                                                 254
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                            254
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                                                                      (249)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized Loss on Investments                                                                                       (5,195)
Net Change in Unrealized Appreciation on Investments                                                                   15,104
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments                                                                         9,909
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                 $  9,660
====================================================================================================================================


                     The accompanying notes are an integral part of the financial statements.



STATEMENTS OF CHANGES IN NET ASSETS (000)                                                                       THE NEVIS FUND, INC.
For the six month period ended November 30, 2003 (Unaudited) and the year ended May 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                                         6/1/03                       6/1/02
                                                                                           to                           to
                                                                                        11/30/03                      5/31/03
                                                                                     ------------                  ------------

INVESTMENT ACTIVITIES:
    Net Investment Loss                                                                 $  (249)                   $    (361)
    Net Realized Loss on Investments                                                     (5,195)                     (43,396)
     Net Change in Unrealized Appreciation/(Depreciation) on Investments                 15,104                       41,428
------------------------------------------------------------------------------------------------------------------------------------
    Net Increase(Decrease) in Net Assets Resulting From Operations                        9,660                       (2,329)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
    Proceeds from Shares Issued                                                           2,198                        3,998
    Redemption Fees (See Note 6)                                                             12                            7
    Cost of Shares Repurchased                                                           (5,071)                      (6,660)
------------------------------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets from Capital Share Transactions                               (2,861)                      (2,655)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                   6,799                       (4,984)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period                                                                  31,648                       36,632
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    End of Period (including accumulated net investment loss/undistributed
       net investment income of $(244) and $5, respectively)                            $38,447                     $ 31,648
====================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
    Shares Issued                                                                           188                          523
    Shares Redeemed                                                                        (458)                        (902)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN SHARES FROM CAPITAL SHARE TRANSACTIONS                                     (270)                        (379)
====================================================================================================================================


                     The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS                                                                                            THE NEVIS FUND, INC.
For a Share Outstanding for the six month period ended November 30, 2003
(Unaudited), and for the periods ended May 31,



                                   Realized                                                                     Ratio
              Net                     and                      Net                      Net                    of Net
             Asset                Unrealized  Distributions   Asset                   Assets       Ratio     Investment
             Value        Net   Gains (Losses)    From        Value                     End     of Expenses     Loss      Portfolio
           Beginning  Investment      on         Capital       End         Total     of Period  to Average   to Average   Turnover
           of Period     Loss     Securities      Gains     of Period     Return+      (000)    Net Assets   Net Assets     Rate
====================================================================================================================================

2003*++      $ 9.85     $(0.08)    $  3.30      $  --         $13.07       32.69%   $  38,447       1.50%      (1.47)%      36.41%
2003          10.20      (0.11)      (0.24)        --           9.85       (3.43)      31,648       1.50       (1.43)       51.24
2002          18.62      (0.32)      (8.10)        --          10.20      (45.22)      36,632       1.50       (1.33)       26.20
2001          30.98      (0.31)     (12.05)        --          18.62      (39.90)      80,011       1.50       (1.45)       21.86
2000          19.01      (0.19)      14.81(2)   (2.65)         30.98       77.91***   197,497       1.50       (1.24)       56.50
1999(1)       10.00      (0.01)       9.02         --          19.01       90.10***     9,975       1.50**     (1.03)**    251.60
------------------------------------------------------------------------------------------------------------------------------------

    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.
   *FOR THE SIX MONTH PERIOD ENDED NOVEMBER 30, 2003. ALL RATIOS FOR THE PERIOD
    HAVE BEEN ANNUALIZED.
  **ANNUALIZED
 ***THE FUND BENEFITED SUBSTANTIALLY FROM FIRST-DAY REALIZED AND UNREALIZED
    GAINS FROM INITIAL PUBLIC OFFERINGS DURING THESE PERIODS. THESE GAINS WERE PARTICULARLY NOTEWORTHY GIVEN THE FUND'S RELATIVELY SMALL ASSET BASE DURING PORTIONS OF THESE PERIODS. IT IS UNLIKELY THAT THE FUND WILL BENEFIT TO THE SAME EXTENT FROM THESE TYPES OF GAINS IN THE FUTURE, ESPECIALLY IF FUND ASSETS REMAIN AT CURRENT LEVELS OR IF THEY INCREASE.
   +RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. RETURNS
    DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
  ++PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
 (1)THE NEVIS FUND, INC. COMMENCED OPERATIONS ON JUNE 29, 1998.
 (2)THE AMOUNT SHOWN FOR THE YEAR ENDED MAY 31, 2000 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE AGGREGATE NET GAINS ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                               THE NEVIS FUND, INC.
November 30, 2003                                                    (Unaudited)


1. ORGANIZATION:

THE NEVIS FUND, INC. (the "Fund") was incorporated in Maryland on February 20, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's prospectus provides a description of the Fund's investment goals and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION -- Securities listed on a securities exchange, and for which quotations are readily available, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities that are quoted on the NASDAQ national market system are valued at the official closing price. Short term investments that have remaining maturities of sixty days or less at time of purchase may be valued at amortized cost, which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

   FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company. The Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no provision for federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Fund are also officers of SEI Investment Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Fund for serving as officers of the Trust.

4. INVESTMENT MANAGEMENT ARRANGEMENTS:

The Fund and Nevis Capital Management LLC (the "Adviser") are parties to an Investment Management Agreement under which the Adviser receives an annual fee equal to 1.50% of the average daily net assets of the Fund. Pursuant to its Investment Management Agreement with the Fund, the Adviser has agreed to bear all ordinary expenses incurred by the Fund in the conduct of its operations. The Fund will bear any extraordinary expenses incurred in the course of its business.

5. ADMINISTRATION, TRANSFER AGENCY AND SERVICES, CUSTODIAN AND DISTRIBUTION
   AGREEMENTS:

As discussed above, the Adviser has agreed to bear all ordinary expenses incurred in the conduct of the Fund's operations. This includes the following contractual relationships:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee, computed daily and paid monthly, at the annual rate of 0.12% of the first $100 million of the average daily net assets of the Fund, 0.10% of the next $100 million of such assets, and 0.08% of such assets in excess of $200 million subject to a minimum annual fee of $120,000. For the six month period ended November 30, 2003, the Administrator received $62,467.

Forum Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a Transfer Agency and Services Agreement with the Fund.

The Fund and the Distributor are parties to a Distribution Agreement. For its services, the Distributor received $92 for the six month period ended November 30, 2003. Wachovia Bank, N.A. serves as custodian (the "Custodian") for the Fund.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                   THE NEVIS FUND, INC.
November 30, 2003                                                    (Unaudited)


6. REDEMPTION FEES:

The Fund imposes a redemption fee equal to 2% on shares redeemed within 180 days of their purchase. The redemption fee is intended to limit short-term trading in the Fund. Any proceeds from the fees will be credited to the assets of the Fund. For the six month period ended November 30, 2003, redemption fees in the amount of $12,083 were retained by the Fund.

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six month period ended November 30, 2003 were as follows (000):

Purchases
  Other .................................         $12,083
Sales
  Other .................................         $15,566

8. FEDERAL TAX INFORMATION:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. As of May 31, 2003, the Fund had the following capital loss carryforwards:

                Expires                Amount (000)
               ---------              --------------
                 2009                     $15,922
                 2010                      20,955
                 2011                      35,702


At November 30, 2003, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at November 30, 2003, is as follows (000):


Federal Tax Cost.........................        $ 68,359
                                                 =========

Aggregate gross unrealized
  appreciation .........................            8,646
Aggregate gross unrealized
  depreciation .........................          (38,649)
                                                 ---------
Net unrealized depreciation ............         $(30,003)
                                                 =========

9. CONCENTRATION/RISK:

The Fund is non-diversified, which means that it may invest in the securities of relatively few companies. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these companies and may experience increased volatility due to its investments in those securities.

                               INVESTMENT ADVISER
                          Nevis Capital Management LLC
                              1119 St. Paul Street
                               Baltimore, MD 21202



                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                    DIRECTORS
                                 Joseph Hardiman
                                Bailey Morris-Eck
                                  Charles Noell
                                    Jon Baker
                              David Wilmerding, III



                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456



                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103



                         INDEPENDENT PUBLIC ACCOUNTANTS
                                    KPMG LLP
                               1601 Market Street
                           Philadelphia, PA 19103-2499




NEV-SA-001-0300

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, the principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee has not selected a financial expert as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Not applicable - only effective for annual reports for periods ending on or after December 15, 2003.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.   (Reserved)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchasers of Equity Securities byClosed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 9.    Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 10.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

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                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Nevis Fund, Inc.


By (Signature and Title)*                 /s/ David R. Wilmerding, III
                                          ----------------------------
                                          David R. Wilmerding, III
                                          Chief Executive Officer



Date: February 4, 2004




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/ David R. Wilmerding, III
                                          -----------------------------
                                          David R. Wilmerding, III
                                          Chief Executive Officer

Date:  February 4, 2004


By (Signature and Title)*                 /s/ Peter Golden
                                          ----------------------
                                          Peter Golden
                                          Chief Financial Officer


Date: February 4, 2004
* Print the name and title of each signing officer under his or her signature.